                           UNITED CITIES GAS COMPANY
                           MEDIUM-TERM NOTES DUE FROM
                 NINE MONTHS TO THIRTY YEARS FROM DATE OF ISSUE


                             DISTRIBUTION AGREEMENT


                                                               November 22, 1995


SMITH BARNEY INC.
388 Greenwich Street
New York, New York  10013

PAINEWEBBER INCORPORATED
1285 Avenue of the Americas
New York, New York  10019

A.G. EDWARDS & SONS, INC.
One North Jefferson
St. Louis, Missouri  63103


Dear Sirs:

  United Cities Gas Company, a corporation organized and existing under the laws of the State of Illinois and the Commonwealth of Virginia (the "Company"), confirms its agreement with Smith Barney Inc., PaineWebber Incorporated and A.G. Edwards & Sons, Inc. (each referred to as an "Agent" and collectively referred to as the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes, Series A described herein (the "Notes"). The Notes are to be issued pursuant to an indenture (the "Indenture") dated as of November 15, 1995 between the Company and Bank of America Illinois, as trustee (the "Trustee"). As of the date hereof, the Company has authorized the issuance and sale of up to $30,000,000 aggregate principal amount of Notes through the Agents pursuant to the terms of this Agreement and, as used herein, "Notes" shall refer to such Medium-Term Notes, Series A, in the aggregate principal amount of up to $30,000,000. It is understood, however, that the Company may from time to time authorize the issuance of additional Medium-Term Notes, Series A and that such additional notes may be sold through or to the Agents pursuant to the terms of this Agreement, all as though the issuance of such notes were authorized as of the date hereof.

  The Notes will be issued in minimum denominations of $1,000 and in integral multiples thereof, will be issued only in fully registered form and will have the interest rates, maturities and, if appropriate, other terms set forth in a pricing supplement to the Prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the Medium-Term Notes, Series A Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may only be amended by written agreement of the Company and you after notice to, and with the approval of, the Trustee.

  This Agreement provides both for the sale of Notes by the Company directly to purchasers, in which case the Agents will act as agents of the Company in soliciting Note purchases, and (as may from time to time be agreed to by the Company and the applicable Agent) to an Agent as principal for resale to purchasers.

  The Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (No. 33-56983) for the registration of equity and debt securities, including the Notes, under the Securities Act of 1933, as amended (the "1933 Act") and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the SEC under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the SEC and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The Company has filed or will file with the SEC pursuant to the applicable paragraph or Rule 424 of the 1933 Act Regulations ("Rule 424"), a supplement to the form of prospectus included in such registration statement relating to the Notes and the plan of distribution thereof (such supplement being hereinafter called the "Prospectus Supplement"). In connection with the sale of the Notes, the Company proposes to file with the SEC pursuant to the applicable paragraph of Rule 424 further supplements to the Prospectus Supplement providing for the specification of the interest rates, if any, maturity dates, issuance prices, redemption terms and prices, if any, and, if appropriate, other terms of the Notes sold pursuant hereto or the offering thereof (any such supplement being hereinafter called a "Pricing Supplement").

  When used in this Agreement, the following terms shall have the meanings indicated. The term "Effective Date" shall mean the later of (i) each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective or (ii) the time and date of the filing of the Company's most recent Annual Report on Form 10-K. "Basic Prospectus" shall mean the form of prospectus relating to the equity and debt securities, including the Notes, contained in the Registration Statement at the Effective Date (unless such prospectus has been amended by the Company subsequent to the Effective Date, in which case "Basic Prospectus" shall mean the form of prospectus as so amended through the particular time referred to).
"Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement and as it may be further amended or supplemented at the particular time referred to. "Registration Statement" shall mean the registration statement referred to in the preceding paragraph, including all incorporated documents, exhibits and financial


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statements, as it may be amended at the particular  time referred to.  Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "1934 Act").

SECTION 1.  Appointment as Agents.

  (a) Appointment of Agents. Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby appoints the Agents as its agents for the purpose of soliciting purchases of the Notes from the Company by others and agrees that, except as otherwise contemplated herein, whenever the Company determines to sell Notes directly to an Agent as principal for resale to others, it will enter into a Terms Agreement (hereafter defined) relating to such sale in accordance with the provisions of Section 3(b) hereof. The Agents are authorized to appoint sub-agents or to engage the services of any other broker or dealer in connection with the offer or sale of the Notes. The Company agrees that, during the period the Agents are acting as the Company's agents hereunder, the Company will not contact or solicit potential investors introduced to it by an Agent to purchase the Notes. The Company may appoint additional persons to serve as agents for the sale of Notes; provided that (i) the Company gives advance written notice to the Agents of such appointment and
(ii) the commission paid to any such additional person with respect to the sale of Notes by the Company as a result of a solicitation made by such additional person does not exceed that percentage of principal amount specified in Schedule A hereto with respect to each maturity of such Notes sold by the Company; and provided further that, unless the appointment of such additional person is expressly limited to the solicitation of offers to purchase a specified principal amount of Notes on specified terms, such additional person enters into an agreement with the Company making such person an Agent under this Agreement.

  (b) Reasonable Best Efforts Solicitations; Right to Reject Offers. Upon receipt of instructions from the Company, each Agent will use its reasonable best efforts to solicit purchases of such principal amount of the Notes as the Company and such Agent shall agree upon from time to time during the term of this Agreement, it being understood that the Company shall not approve the solicitation of purchases of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the principal amount of Notes registered pursuant to the Registration Statement. The Agents will have no responsibility for maintaining records with respect to the aggregate principal amount of Notes sold, or of otherwise monitoring the availability of Notes for sale under the Registration Statement. Each Agent will


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communicate to the Company, orally or in writing, each offer to purchase Notes, other than those offers rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of such Agent's agreement contained herein. The Company may accept or reject any proposed purchase of the Notes, in whole or in part.

  (c) Solicitations as Agent; Purchases as Principal. In soliciting purchases of the Notes on behalf of the Company, the Agents shall act solely as agents for the Company and not as principal. Each Agent shall make reasonable best efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company. The Agents shall not have any liability to the Company in the event any such purchase is not consummated for any reason. The Agents shall not have any obligation to purchase Notes from the Company as principal, but each Agent may agree from time to time to purchase Notes as principal. Any such purchase of Notes by an Agent as principal shall be made pursuant to a Terms Agreement in accordance with Section 3(b) hereof.

  (d) Reliance. The Company and each Agent agree that any Notes the placement of which such Agent arranges shall be placed by such Agent, and any Notes purchased by such Agent shall be purchased, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2.  Representations and Warranties.

  (a) The Company represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether through an Agent as agent or to an Agent as principal), as of the date of each delivery of Notes (whether through such Agent as agent or to the Agent as principal) (the date of each such delivery to an Agent as principal being hereafter referred to as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by (i) an amendment or supplement relating to any offering of equity securities or debt securities other than the Notes or (ii) a Pricing Supplement) or there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of equity or debt securities under the Registration Statement) (each of the times referenced above being referred to herein as a "Representation Date") as follows:

                   (i) Due Incorporation and Qualification. The Company has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the State


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of Illinois and the Commonwealth of Virginia and duly licensed or qualified to do business as a foreign corporation in the States of Georgia, Iowa, Kansas, Kentucky, Missouri, South Carolina and Tennessee. The Company has full power and authority (corporate and other) to conduct all the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus; and the Company is duly licensed or qualified to do business as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary and where the failure to so qualify would have a material adverse effect upon the business or financial condition of the Company and the Subsidiaries (as hereinafter defined), taken as a whole.

        (ii) Subsidiaries. The Company owns all of the outstanding common stock of UCG Energy Corporation, a Delaware corporation ("UCG Energy") and United Cities Gas Storage Company, a Delaware corporation ("UCG Storage"), each of which is engaged in the business described in the Registration Statement and the Prospectus and is a corporation duly organized and existing under the laws of its state of incorporation. UCG Energy is duly qualified to do business as a foreign corporation in the States of Alabama, Georgia, Illinois, Iowa, Kansas, Louisiana, Mississippi, Missouri, North Carolina, South Carolina, Tennessee, Texas and Virginia, with full power and authority (corporate and other) to conduct all of the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. UCG Storage is duly qualified to do business as a foreign corporation in the States of Kansas, Kentucky and Tennessee with full power and authority (corporate and other), to conduct all of the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. Each of UCG Energy and UCG Storage is licensed or qualified to do business as a foreign corporation in each other state or jurisdiction in which such licensing or qualification is necessary for UCG Energy and UCG Storage to conduct their respective businesses as presently conducted and where the failure to so qualify would have a material adverse effect upon the business or financial condition of the Company and the Subsidiaries, taken as a whole. Other than UCG Energy, UCG Storage, UCG Leasing, Inc., a Georgia corporation ("UCG Leasing"), and United Cities Propane Gas of Tennessee, Inc., a Tennessee corporation ("UCPGT"), none of the Company, UCG Energy, UCG Storage, UCG Leasing or UCPGT has any subsidiaries. UCG Energy, UCG Storage, UCG Leasing and UCPGT are herein sometimes referred to individually as a

"Subsidiary" and collectively as the "Subsidiaries." UCG Energy owns all of the outstanding common stock of each of UCG Leasing and UCPGT, each of which is engaged in the business described in the Prospectus and is a corporation duly organized and existing under the laws of its state of incorporation. UCG Leasing and UCPGT are each qualified or licensed to do business as a foreign corporation in each state or jurisdiction in which such licensing or qualification is necessary for UCG Leasing or UCPGT, as applicable, to conduct its business as presently conducted and where the failure to so qualify would have a material adverse effect upon the business or financial condition of the Company and the Subsidiaries, taken as a whole, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus. All of the outstanding shares of capital stock of UCG Energy and UCG Storage have been duly and validly authorized and issued and are fully paid and nonassessable and are legally owned by the Company free and clear of all liens, claims, security interests or other encumbrances. All of the outstanding shares of UCG Leasing and UCPGT have been duly and validly authorized and issued and are fully paid and nonassessable and are legally owned by UCG Energy free and clear of all liens, claims, security interests or other encumbrances, except for any liens, claims, security interests or other encumbrances relating to the pledge of the capital stock of UCPGT as collateral for indebtedness of UCPGT and except as otherwise described in the Registration Statement and Prospectus. Other than as described in the Registration Statement and Prospectus, there are no rights to subscribe for or to purchase (by way of the exercise of any option or warrant, the conversion or redemption of any other security, or otherwise), or any restriction upon the voting or transfer of, any of the capital stock of any Subsidiary.

        (iii) Registration Statement and Prospectus. At the Effective Date, the Registration Statement complied, and as of the applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1939 Act and the rules and regulations of the SEC promulgated thereunder. The Registration Statement, at the Effective Date did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective or any Annual Report on Form 10-K is filed by the Company with the SEC and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of its date, as of the date it is first filed with (or transmitted for filing to) the SEC pursuant to Rule 424, and as of each Representation Date will not, contain an untrue statement of


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a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Agents expressly for use in the Registration Statement or Prospectus.

        (iv) Incorporated Documents. The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the SEC, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

        (v) Accountants. Any accounting firm who audited the financial statements included or incorporated by reference in the Registration Statement and the Prospectus are independent accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

        (vi) Financial Statements. The financial statements, selected financial information and any supporting schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; and, except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules of the Company are required by the 1933 Act, 1933 Act Regulations, 1934 Act or 1934 Act Regulations to be included in the Registration Statement or the Prospectus.

        (vii) Authorization and Validity of this Agreement, the Indenture and the Notes. This Agreement has been duly and validly authorized, executed and delivered by the Company and,


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

upon execution and delivery by the Agents, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles or by possible limitations on the validity or enforceability of the indemnification and contribution provisions contained in this Agreement as a result of the application of securities laws or public policy; the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally, by general equity principles; the Notes have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor specified in the Prospectus or pursuant to any Terms Agreement, the Notes will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles; the Notes and the Indenture will conform in all material respects to all statements relating thereto contained in the Prospectus.

        (viii) Material Changes or Material Transactions. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated thereby, (a) there has been no material adverse change, or any development known to the Company involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings or business affairs of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business and (b) there has not been any material transaction entered into by the Company or any Subsidiary, other than transactions in the ordinary course of business and transactions contemplated by the Registration Statement and the Prospectus.

        (ix) No Defaults. Neither the Company nor any Subsidiary is in violation of its certificate or articles of incorporation or by-laws. No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any obligation, agreement or condition by the Company or any Subsidiary contained in any mortgage, indenture, deed of trust, note, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any property or asset of the Company or any Subsidiary is subject, except for defaults the effect of which would not be material to the Company and the Subsidiaries taken as a whole. The execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein, therein and pursuant to any applicable Terms Agreement have been duly authorized by all necessary corporate action and will not conflict with, result in a breach of any of the terms or provisions of, or constitute a default under, or, except for the issuance of Notes secured by any assets of the Company, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to the terms or provisions of, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under the certificate or articles of incorporation or bylaws (or equivalent documents) of the Company or any Subsidiary, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note or other evidence of indebtedness, lease, contract or other material agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any such Subsidiary is subject, nor will such action violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any Subsidiary.

        (x) Legal Proceedings; Contracts. Except as may be set forth in the Registration Statement and Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company or any Subsidiary, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company and the Subsidiaries taken as a whole or the business, properties, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries as a whole; and there are no contracts or documents of the Company or any Subsidiary which are required to be described in or filed as exhibits to the Registration Statement by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations which have not been so described or filed as required.


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


        (xi) Authorization, Approval or Consent Required. The Company has filed with the state public utility regulatory commissions in Georgia, Illinois, Kansas, Missouri, Tennessee and Virginia (the "State Authorities") seeking appropriate orders relating to the issuance and sale of the Notes.
Such orders have been entered by such commissions and are effective and sufficient to permit the issuance and sale of the Notes on the terms contemplated by this Agreement and any applicable Terms Agreement. The Company is not subject to the jurisdiction of the Federal Energy Regulatory Commission or the state public utility regulatory commissions in Iowa, Kentucky and South Carolina with respect to the issuance and sale of the Notes. No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the sale of the Notes hereunder, except (i) for such orders as are required by the State Authorities authorizing the issuance and sale of the Notes on terms consistent with this Agreement and any applicable Terms Agreement, which orders have been obtained and are in full force and effect, and (ii) as otherwise may be required and obtained under the state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers ("NASD").

        (xii) Franchises, Permits, Easements and Consents. Each of the Company and the Subsidiaries has valid and sufficient grants, franchises, miscellaneous permits and easements, free from unduly burdensome restrictions, adequate for the conduct of its business in the territories in which it is now conducting such business and the ownership of the properties now owned by it and, except as otherwise set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending or threatened which might result in a material modification, suspension or revocation thereof. Each of the Company and the Subsidiaries has, and is operating in compliance with, in all material respects, all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies, to own, lease, license and operate its properties and conduct its business as presently conducted and as contemplated by the Registration Statement and the Prospectus, and the Company and the Subsidiaries have filed all reports and taken all other action required by the authority issuing the same where the failure to file or take other action might reasonably be expected to give rise to a right in such authority to seek to revoke, suspend or materially limit any such material license, certificate or permit. The Company has all requisite power, authority, authorizations, approvals, orders, licenses, certificates and permits to enter into this Agreement and to carry out the provisions and conditions hereof. Neither the


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

Company nor any Subsidiary has received any notice (nor does the Company know of any basis therefor) of conflict with asserted rights of others in any respect which could materially adversely affect its business, except as described in the Registration Statement and Prospectus. The foregoing representations of the Company contained in the first sentence of this paragraph (xii) shall not apply with respect to grants, franchises, miscellaneous permits and easements relating to the operations of the Company in the State of Missouri as to which matters the Company represents only that there are no legal or governmental proceedings pending or threatened which might result in a material modification, suspension or revocation of any such grants, franchises, miscellaneous permits and easements, and that any revocation, suspension or limitation of any or all such grants, franchises, miscellaneous permits and easements would not have a material adverse effect upon the business or financial condition of the Company and the Subsidiaries, taken as a whole.

        (xiii) No Labor Disputes. Except as set forth in the Registration Statement and the Prospectus, no labor disturbance by the employees of the Company or any Subsidiary exists or is imminent which might be expected to materially adversely affect the conduct of the business, operations, financial condition or income of the Company and the Subsidiaries, taken as a whole.

        (xiv)       Public Utility Holding Company Act.   In the opinion of
counsel for the Company, the Company is not a "holding company" or a "subsidiary company" of a "public utility company" or of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act").

        (xv) Environmental and Other Matters. Except as set forth in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary (in the case of matters relating to environmental protection, occupational safety and health and equal employment opportunity, to the best of its knowledge) is in violation of any laws, ordinances, governmental rules and regulations to which it is subject, which violation is likely to materially adversely affect the financial condition, business, operations or prospects of the Company and the Subsidiaries taken as a whole.

        (xvi) Investment Company Act. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company
         Act of 1940, as amended.

                      (xvii) Effectiveness of Registration Statement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened by the SEC.

                      (xviii) Registration Amount Not Exceeded. Immediately after any sale of Notes by the Company hereunder or under any Terms Agreement, the aggregate amount of equity and debt securities which shall have been issued and sold by the Company will not exceed the aggregate amount of equity and debt securities registered under the Registration Statement.

         (b) Additional Certifications. Any certificate signed by any director or officer of the Company and delivered to the Agents or to counsel for the Agents in connection with an offering of Notes or the sale of Notes to an Agent as principal shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby on the date of such certificate and, except for any certificate expressly superseded by a subsequently dated certificate, at each Representation Date subsequent thereto.

SECTION 3.       Solicitations as Agent; Purchases as Principal.

         (a) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees, as an agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus.

         Upon reasonable advance written notice to the Agents, the Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes through an Agent, as agent, commencing at any time for any period of time or permanently. Upon receipt of written instructions from the Company, such Agent will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.

         The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent as set forth in Schedule A hereto. An Agent may reallow any portion of the commission payable pursuant hereto to dealers or purchasers in connection with the offer and sale of any Notes.

         The purchase price, interest rate, maturity date and other terms of the Notes shall be agreed upon by the Company and the Agents and set forth in a Pricing Supplement to be prepared following each acceptance by the Company of an offer for the purchase of Notes. Except as may be otherwise provided in such Pricing Supplement, the Notes will be issued in denominations of $1,000 or any larger amount that is an integral multiple of $1,000. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Company and such Agent.

         (b) Purchases as Principal. Each sale of Notes to an Agent as principal shall be made in accordance with the terms contained herein and (unless the Company and such Agent shall otherwise agree) pursuant to a separate agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, such Agent. Each such separate agreement between such Agent and the Company is herein referred to as a "Terms Agreement". Unless the context otherwise requires, each reference contained herein to "this Agreement" shall be deemed to include any applicable Terms Agreement between the Company and the applicable Agent. Each such Terms Agreement shall be in substantially the form of Exhibit B hereto. An Agent's commitment to purchase Notes as principal pursuant to any Terms Agreement or otherwise shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the price to be paid to the Company for such Notes (which, if not so specified in a Terms Agreement, shall be at a discount equivalent to the applicable commission set forth in Schedule A hereto), the time and place of delivery of and payment for such Notes, any provisions relating to rights of, and default by purchasers acting together with such Agent in the reoffering of the Notes, and such other provisions (including further terms of the Notes) as may be mutually agreed upon. Each Agent may utilize a selling or dealer group in connection with the resale of the Notes purchased. Such Terms Agreement shall also specify the requirements for the officers' certificate, opinions of counsel and comfort letter pursuant to Sections 7(b), 7(c) and 7(d) hereof.

         (c) Administrative Procedures. The procedures with respect to the sale of Notes are attached hereto as Exhibit A and the Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in such procedures.

SECTION 4.       Covenants of the Company.

         The Company covenants with each Agent as follows:

         (a) Notice of Certain Events. The Company will notify the Agents immediately (i) of the effectiveness of any post-effective amendment to the Registration Statement, (ii) of the receipt of any comments from the SEC with respect to the Registration Statement or the Prospectus, (iii) of any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) Notice of Certain Proposed Filings. The Company will give the Agents notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document to be filed pursuant to the 1934 Act which will be incorporated by reference in the Registration Statement and the Prospectus (other than (i) a Pricing Supplement, (ii) an amendment or supplement relating to an offering of equity securities or debt securities other than Notes or (iii) in the event notice of suspension pursuant to Section 4(k) hereof has been given by the Company and remains in effect, filing of documents pursuant to the 1934 Act), and will furnish the Agents with copies of any such amendment or supplement or other documents proposed to be filed or prepared a reasonable time in advance of such proposed filing or preparation, as the case may be.

         (c) Copies of the Registration Statement and the Prospectus. The Company will deliver to the Agents as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Agents may reasonably request (or, to the extent a signed copy is not available, a true, correct and complete copy, as certified by an officer of the Company, of a signed copy). The Company will furnish to the Agents as many copies of the Prospectus (as amended or supplemented) as the Agents shall reasonably request so long as the Agents are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

         (d) Preparation of Pricing Supplements. The Company will prepare, with respect to any Notes to be sold through or to any Agent pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by such Agent and will file, or transmit for filing, such Pricing Supplement pursuant to

Rule 424(b) under the 1933, Act as soon as reasonably practicable after the Company and such Agent agree to sell such Notes and, in any event, not later than the close of business of the SEC on the day required by Rule 424.

         (e) Revisions of Prospectus -- Material Changes. Except as otherwise provided in Section 4(k) hereof, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Agents or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Notes in the Agents' capacity as agents and to cease sales of any Notes the Agents may then own as principal pursuant to a Terms Agreement, and the Company will promptly prepare and file with the SEC such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

         (f) Prospectus Revisions -- Periodic Financial Information. Except as otherwise provided in Section 4(k) hereof, promptly after the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to the Agents, confirmed in writing.

         (g) Earnings Statements. The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering each twelve month period beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to each sale of Notes.

         (h) Blue Sky Qualifications. The Company will endeavor, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

         (i) 1934 Act Filings. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

         (j) Stand-Off Agreement. If required pursuant to the terms of a Terms Agreement, between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will not, without the applicable Agent's prior consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company (other than the Notes that are to be sold pursuant to such Terms Agreement and commercial paper in the ordinary course of business).

         (k) Suspension of Certain Obligations. The Company shall not be required to comply with the specified provisions of Section 4(b) or the provisions of Section 4(e) or (f) or Section 7(b), (c) or (d) hereof during any period from the time (i) the Agents shall have suspended solicitation of purchases of the Notes in their capacity as agents pursuant to Section 3(a) hereof and (ii) the Agents shall not then hold any Notes as principal purchased pursuant to a Terms Agreement, to the time the Company shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with any or all of the Agents.

SECTION 5.       Conditions of Obligations.

         The obligations of each Agent to solicit offers to purchase the Notes as agent of the Company, the obligations of any purchasers of the Notes sold through each Agent as agent, and any obligation of an Agent to purchase Notes pursuant to a Terms Agreement or otherwise will be subject to the accuracy of the representations and warranties on the part of the Company herein and to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all its covenants and agreements herein contained and to the following additional conditions precedent:

         (a) Legal Opinions. On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

         (1) Opinion of Company Counsel. The opinion of Chapman and Cutler, counsel to the Company, to the effect that:

                   (i) The Company (A) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Illinois and the Commonwealth of Virginia, (B) is duly qualified and in good standing as a foreign corporation in the States of Georgia, Iowa, Kansas, Kentucky, Missouri, South Carolina and Tennessee, and to the best of the knowledge, information and belief of such counsel, the Company is duly qualified and in good standing as a foreign corporation in each other state or jurisdiction in which the location of its properties or the conduct of its business makes such qualification necessary and where the failure to so qualify would have a material adverse effect upon the business or financial condition of the Company and the Subsidiaries, taken as a whole, and (C) has due corporate authority to carry on its business as described in the Prospectus and to own, lease, license and operate the properties used in said business;

                  (ii) Each Subsidiary (A) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (B) to the best of the knowledge, information and belief of such counsel, is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the location of its properties or the conduct of its business makes such qualification necessary and where the failure to so qualify would have a material adverse effect upon the business or financial condition of the Company and the Subsidiaries, taken as a whole, and
         (C) has due corporate authority to carry on its business as described in the Prospectus and to own, lease, license and operate the properties used in said business;

                 (iii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, however, to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and by the exercise of judicial discretion in accordance with general principles applicable to equitable and similar remedies and to possible limitations on the validity or enforceability of the indemnification and contribution provisions contained in this Agreement as a result of securities laws or public policy;

         (iv) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, subject, however, to bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and by the exercise of judicial discretion in accordance with general principles applicable to equitable and similar remedies;

        (v) The creation, issuance and sale of the Notes by the Company pursuant to this Agreement and the Indenture have been duly authorized by all necessary corporate action and, when issued within the limitations set forth in the orders referred to in (xi) below and executed, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, however, to bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and by the exercise of judicial discretion in accordance with general principles applicable to equitable and similar remedies, and will be entitled to the benefits of the Indenture;

        (vi) The Indenture has been qualified under the 1939 Act and the Notes and the Indenture conform as to legal matters with the statements concerning them made in the Prospectus.

        (vii) The Registration Statement has become effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending before or are contemplated by the SEC. Any required filing of the Basic Prospectus and the Prospectus Supplement has been made in accordance with Rule 424(b) of the 1933 Act Regulations;

        (viii) The Registration Statement, at the Effective Date, and the Basic Prospectus and the Prospectus Supplement, when it was filed with the SEC pursuant to Rule 424 and on the date hereof, complied as to form in all material respects with the 1933 Act Regulations and the 1939 Act and the applicable rules and regulations of the SEC thereunder, and the documents or portions thereof filed with the SEC pursuant to the 1934 Act and deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were filed with the SEC, complied as to form in all material respects with the applicable requirements of the 1934 Act and the 1934 Regulations (except in each case, for the financial statements, schedules and financial and statistical data, as to which no opinion need be expressed);

        (ix) Such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any Subsidiary is a party or to which any of the properties of the Company or any Subsidiary is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or has not been filed as required. The statements in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or of statutes, laws or legal or governmental proceedings, are accurate summaries in all material respects and fairly and correctly present the information called for with respect to such documents and matters;

        (x) The issue and sale of the Notes by the Company and the execution, delivery and performance of this Agreement, and any Terms Agreement and of the Indenture and the consummation of the transactions contemplated herein and by the Notes and the incurrence of the obligations therein contemplated will not result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, loan agreement, partnership agreement, joint venture, stock purchase agreement, or other material agreement or instrument filed as an exhibit to the Registration Statement, nor will such action result in any violation of the provisions of the Amended Articles of Incorporation, as amended, or By-laws, as amended, of the Company, or any statute or, to the best of such counsel's knowledge, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

        (xi) All authorizations, approvals, consents or other orders of any governmental authority or agency required in connection with the authorization, issuance and sale of the Notes by the Company, pursuant to this Agreement or any Terms Agreement and the consummation by the Company of the transactions contemplated by this Agreement or any Terms Agreement (other than qualification under state securities laws, Blue Sky laws or the by-laws and rules of the
NASD) have been obtained and continue in full force and effect;

        (xii) The Company is not a "holding company" or a "subsidiary company" of a "public utility company" or of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Holding Company Act.

        In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, counsel for the Agents, representatives of the independent public accountants for the Company and the Agents at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although, except for the matters referred to under the heading "Legal Opinions" in the Prospectus, such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus on the basis of the foregoing, no facts have come to the attention of such counsel that lead them to believe that the Registration Statement, at the Effective Date, and at the date hereof, or (if such opinion is being delivered in connection with a Terms Agreement pursuant to Section 3(b) hereof) at the date of any Terms Agreement and at the Settlement Date with respect thereto, as the case may be, contains or contained an untrue statement of a material fact or omits or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as amended or supplemented at the date hereof, or (if such opinion is being delivered in connection with a Terms Agreement pursuant to Section 3(b) hereof) at the date of any Terms Agreement and at the Settlement Date with respect thereto, as the case may be, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to (i) the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus or (ii) the Statements of Eligibility on Forms T-1 and T-2 filed as exhibits to the Registration Statement).

        With respect to the matters covered by foregoing clauses (i) and (ii), Chapman and Cutler may rely upon certificates of responsible officers of the Company as to the nature and extent of business being conducted by the Company and the Subsidiaries in states or jurisdictions wherein they are not licensed or qualified as foreign corporations. With respect to the matters covered by foregoing clause (xi) above, such counsel may rely upon the opinion of Mark G. Thessin, Esq., Vice President, Regulatory Affairs for the Company. Such opinion of counsel for the Company shall state that the opinion of such other counsel is in form and substance satisfactory to counsel for the Company and, in their opinion, they and the Agents are justified in relying on such other opinion. In addition, such counsel need not express any opinion with respect to the Federal Energy Regulatory

         Commission's jurisdiction with respect to the Barnsley, Kentucky storage field and UCG Storage.

         (2) Opinion of Counsel to the Agents. The opinion of Jones, Day, Reavis & Pogue, counsel to the Agents, in form and covering such matters referred to in subparagraph (1) as the Agents may require.

         (b) Officers' Certificate. At the date hereof, the Agents shall have received a certificate of the President or any Vice President and the chief financial officer, chief accounting officer, treasurer or controller of the Company dated as of the date hereof, to the effect that (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus or since the date of any applicable Terms Agreement, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) the other representations and warranties of the Company contained in Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate,
(iii) the Company has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the best knowledge of such officers, threatened by the SEC.

         (c) Comfort Letter. On the date hereof, the Agents shall have received a letter from the Company's outside accounting firm dated as of the date hereof and in form and substance satisfactory to the Agents, to the effect that:

                   (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations.

                  (ii) In their opinion, the consolidated financial statements and supporting schedules of the Company and its subsidiaries examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to registration statements on Form S-3 and the 1934 Act and the 1934 Act Regulations.

                 (iii) They have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Company and its indicated subsidiaries, a reading of the minute books of the

Company and such subsidiaries since the end of the most recent fiscal year with respect to which an audit report has been issued, inquiries of and discussions with certain officials of the Company and such subsidiaries responsible for financial and accounting matters with respect to the unaudited consolidated financial statements included in the Registration Statement and Prospectus and the latest available interim unaudited financial statements of the Company and its subsidiaries, and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that: (A) the unaudited consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations or were not fairly presented in conformity with generally accepted accounting principles in the United States applied on a basis substantially consistent with that of the audited financial statements included therein, or (B) at a specified date not more than five days prior to the date of such letter, there was any change in the consolidated capital stock or any increase in consolidated long-term debt of the Company and its subsidiaries or any decrease in the consolidated net assets of the Company and its subsidiaries, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Company and its subsidiaries included in the Registration Statement and Prospectus or, during the period from the date of such balance sheet to a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income of the Company and its subsidiaries, except in each such case as set forth in or contemplated by the Registration Statement and Prospectus or except for such exceptions enumerated in such letter as shall have been agreed to by the Agents and the Company.

        (iv) In addition to the examination referred to in their report included or incorporated by reference in the Registration Statement and the Prospectus, and the limited procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Agents, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

         (d) Other Documents. On the date hereof and on each Settlement Date with respect to any applicable Terms Agreement, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings. In addition, the Company shall provide the Agents with such documents and opinions reasonably requested by the Agents in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

         (e) Condition to Agency Transactions. Any person who has agreed to purchase Notes as the result of an offer to purchase solicited by an Agent shall have the right to refuse to purchase and pay for such Notes if, on the related settlement date fixed pursuant to the Procedures, (i) there has been, since the date on which such person agreed to purchase the Notes (the "Trade Date"), any material adverse change in the financial condition or in the earnings or business affairs of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (ii) there shall have occurred any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such person, impracticable or inadvisable to purchase the Notes, or (iii) trading in any securities of the Company has been suspended by the SEC or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the SEC or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities, or (iv) the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the Trade Date shall have been lowered since that date or if any such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company.

         If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of the applicable Agent, any applicable Terms Agreement) may be terminated by the Agents by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in
Section 4(g) hereof, the provisions concerning payment of expenses under

Section 9 hereof, the indemnity and contribution agreement set forth in Section 8 hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section 10 hereof and the provisions set forth under "Parties" of Section 14 hereof shall remain in effect.

SECTION 6.            Delivery of and Payment for Notes Sold through the
                      Agents.

         Delivery of Notes sold through an Agent as agent shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the applicable Agent shall promptly notify the Company and deliver the Note to the Company, and, if such Agent has therefore paid the Company for such Note, the Company will promptly return such funds to such Agent. If such failure occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Company will also reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

SECTION 7.            Additional Covenants of the Company.

         The Company covenants and agrees with the Agents that:

         (a) Reaffirmation of Representations and Warranties. Each acceptance by the Company of an offer for the purchase of Notes, and each delivery of Notes to the applicable Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or to the Agents, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

         (b) Subsequent Delivery of Certificates. Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or an amendment or supplement relating to an offering of equity securities or debt securities other than Notes) or there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K) or (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to an Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished to the Agents forthwith a certificate dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section 5(b) hereof which was last furnished to the Agents are true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

         (c) Subsequent Delivery of Legal Opinions. Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or an amendment or supplement relating to an offering of equity securities or debt securities other than the Notes) or there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K) or (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to an Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to the Agents and to counsel to the Agents a written opinion of Chapman and Cutler, counsel to the Company, or other counsel satisfactory to the Agents dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance satisfactory to the Agents, of the same tenor as the opinion referred to in Section 5(a)(1) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion; or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agents with a letter to the effect that the Agents may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

         (d) Subsequent Delivery of Comfort Letters. Each time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or there is filed with the SEC any document incorporated by reference into the Prospectus which contains additional financial information (other than any amendment or supplement relating to the offering of equity securities or debt securities other than the Notes or, unless expressly requested by the Agents, other than any Current Report on Form 8-K) or, (if required pursuant to the terms of a

Terms Agreement) the Company sells Notes to an Agent pursuant to a Terms Agreement, the Company shall cause its outside accounting firm forthwith to furnish the Agents a letter, dated the date of effectiveness of such amendment, supplement or document with the SEC, or the date of such sale, as the case may be, in form satisfactory to the Agents, of the same tenor as the portions of the letter referred to in clauses (i) and (ii) of Section 5(c) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clauses (iii) and (iv) of said Section 5(c) with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, such accountants may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of the Agents, such letter should cover such other information.


SECTION 8.            Indemnification.

                      (a) Indemnification of the Agents. The Company will indemnify and hold harmless each Agent, the directors, officers, employees and agents of each Agent and each person, if any, who controls each Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, expenses and liabilities (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus supplement, the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from the sale of the Notes to any person by an Agent and is based on an untrue statement or omission or alleged untrue statement or omission (1) made in reliance on and in conformity with information furnished in writing to the Company by the Agents expressly for inclusion in the Registration Statement, any preliminary prospectus supplement or the Prospectus or (2) in a preliminary prospectus supplement if the Prospectus (or the Prospectus as amended or supplemented) corrects the untrue statement or omission or alleged untrue statement or omission that is the basis of the loss, claim, damage, expense or liability for which indemnification is sought and the person asserting any such loss, claim, damage, expense or liability purchased Notes from such Agent but was not sent or given a copy of the Prospectus (excluding any documents incorporated by reference) at or prior to the written confirmation of the sale of such Notes to such person. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

        (b) Indemnification of the Company. Each Agent, severally and not jointly, will indemnify and hold harmless the Company, each director of the Company and each officer of the Company who signs the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Company to each Agent, but only insofar as losses, claims, damages, expenses or liabilities arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by the Agents expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Agent might otherwise have.

        (c) General. Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in, and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the fees, disbursements, expenses and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that no indemnifying party shall, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (in addition to any local counsel) at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

        (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Agents, the Company and the Agents will contribute to the total loss, claim, damage, expense and liability (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Agents, such as persons who control the Company within the meaning of the 1933 Act, officers of the

Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Agents may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and any particular Agent on the other. The relative benefits received by the Company and such Agent shall be deemed to be in the same proportions as the net proceeds from the sale of Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by such Agent, to the date of such liability, in each case. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence, but also the relative fault of the Company or any particular Agent with respect to the statements or omissions which resulted in such loss, claim, damage, expense or liability, or any action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agents, the intent of the parties, and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense and liability referred to in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Agent shall be required to contribute any amount in excess of the amount of the discounts and commissions received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), any person who controls a party to this Agreement within the meaning of the 1933 Act or 1934 Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8 except to the extent such party or parties are prejudiced by the failure to receive such notice. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                      (e) Survival. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Agents, or any termination of this Agreement.

SECTION 9.            Payment of Expenses.

         The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

                   (a) The preparation and filing of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto;

                   (b) The preparation, filing and reproduction of this Agreement;

                   (c) The preparation, printing, issuance and delivery of the Notes, including any fees and expenses relating to the use of book-entry notes;

                   (d) The fees and disbursements of the Company's accountants and counsel and of the Trustee and its counsel;

                   (e) The reasonable fees and disbursements of counsel to the Agents incurred from time to time in connection with the transactions contemplated hereby;

                   (f) The qualification of the Notes under state securities laws in accordance with the provisions of Section 4(h) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey;

                   (g) The printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, and the delivery by the Agents of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

                   (h) The preparation, printing, reproducing and delivery to the Agents of copies of the Indenture and all supplements and amendments thereto;

                   (i) Any fees charged by rating agencies for the rating of the Notes;

                   (j) The fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.;

                   (k) Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Company;

                   (l) The cost of preparing, and providing any CUSIP or other identification numbers for, the Notes;

                   (m) The fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Notes; and

                   (n) The fees and expenses, if any, incurred in connection with any filing with or approval by the State Authorities in connection with the issuance of the Notes.

SECTION 10.           Representations, Warranties and Agreements to Survive
                      Delivery.

         All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of any Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

SECTION 11.           Termination.

         (a) Termination of this Agreement. This Agreement (excluding any Terms Agreement) may be terminated for any reason, at any time by either the Company or an Agent upon the giving advance written notice of such termination to the other party hereto.

         (b) Termination of a Terms Agreement. The applicable Agent may terminate any Terms Agreement, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Agent, impracticable to market the Notes or enforce contracts for the sale of the Notes, or (iii) if trading in any securities of the Company has been suspended by the SEC or a national securities exchange, or if trading generally on the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by said exchange or by order of the SEC or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities, or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of any applicable Terms Agreement shall have been lowered since that date or if any such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company, or (v) if there shall have come to the applicable Agent's attention any facts that would cause such Agent to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of such delivery, not misleading.

         (c) General. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) each Agent shall be entitled to any commission earned in accordance with the third paragraph of Section 3(a) hereof, (ii) if at the time of termination (a) each Agent shall own any Notes purchased pursuant to a Terms Agreement with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in
Section 4(g) hereof, the provisions of Section 5 hereof, the indemnity and contribution agreements set forth in Section 8 hereof, and the provisions of Sections 9, 10, 13 and 14 hereof shall remain in effect.

SECTION 12.           Notices.

         Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

         If to the Company:

                      United Cities Gas Company
                      5300 Maryland Way
                      Brentwood, Tennessee 37027
                      Attention:  President

         If to Smith Barney Inc.:

                      Smith Barney Inc.
                      390 Greenwich Street, 4th Floor
                      New York, New York  10013
                      Attention:  MTN Product Management/Origination

         If to PaineWebber Incorporated:

                      PaineWebber Incorporated
                      1285 Avenue of the Americas
                      New York, New York  10019
                      Attention:  Utility Finance Group

         If to A.G. Edwards & Sons, Inc:

                      A.G. Edwards & Sons, Inc.
                      One North Jefferson
                      St. Louis, Missouri  63103
                      Attention:  Corporate Finance Department
                                   and Bond Department

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 12.

SECTION 13.           Governing Law.

         This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in the State of New York.

SECTION 14.           Parties.

         This Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

         If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Agents and the Company in accordance with its terms.

                                    Very truly yours,

                                    UNITED CITIES GAS COMPANY


                                    By: /s/  James B. Ford
                                       ----------------------------
                                       Name:  James B. Ford
                                       Title:  Senior Vice President
                                               and Treasurer


Accepted:

SMITH BARNEY INC.


By: /s/ Frank W. Hamilton, III
    --------------------------------
    Name:  Frank W. Hamilton, III
    Title:  Managing Director


PAINEWEBBER INCORPORATED


By: /s/ Walter S. Hulse, III
    --------------------------------
    Name:  Walter S. Hulse, III
    Title:  Managing Director


A.G. EDWARDS & SONS, INC.


By: /s/  John E. Meiners
    --------------------------------
    Name:  John E. Meiners
    Title: Vice President

                                                                       EXHIBIT A



                          MEDIUM-TERM NOTES, SERIES A
                           ADMINISTRATIVE PROCEDURES
                           (DATED NOVEMBER 22, 1995)



       Medium-Term Notes, Series A (the "Notes") to be offered from time to time on a continuous basis by United Cities Gas Company (the "Company") through Smith Barney Inc. ("Smith Barney"), PaineWebber Incorporated ("PaineWebber") and A.G. Edwards & Sons, Inc. ("A.G. Edwards"), each of which, as agent (individually, an "Agent" and collectively, the "Agents"), has agreed to use its reasonable best efforts to solicit offers to purchase the Notes from the Company. Each Agent may also purchase Notes as principal for resale. The Notes are being sold pursuant to a Distribution Agreement between the Company and the Agents, dated November 22, 1995 (the "Distribution Agreement"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Distribution Agreement.

       The Notes will be issued pursuant to the Indenture providing for the issuance of the Notes. Bank of America Illinois (the "Bank"), the trustee under the Indenture (the "Trustee"), will perform the duties specified herein with respect to the Notes.

       The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes (each, a "Book-Entry Note") delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form delivered to the purchaser thereof or a person designated by such purchaser. Except in the limited circumstances described in the Prospectus, owners of beneficial interests in Notes issued in book-entry form will not be entitled to physical delivery of Notes in certificated form equal in principal amount to their respective beneficial interests.

       General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof and Notes issued in certificated form will be issued in accordance with the procedures set forth in Part III hereof.

                         PART I: PROCEDURES OF GENERAL
                                APPLICABILITY



Date of Issuance/Authentication:       Each Note will be dated as of the date
                                       of its authentication by  the Trustee.
                                       Each Note shall also bear the date of
                                       its original issue (the "Original Issue
                                       Date").


Maturities:                            Each Note will mature on a date (the
                                       "Stated  Maturity") selected by the
                                       purchaser and agreed to by the Company
                                       which is not less than nine months nor
                                       more than thirty years from its Original
                                       Issue Date.

Registration:                          Notes will be issued only in fully
                                       registered form.

Calculation of Interest:               Interest on the Notes (including
                                       payments for partial periods) will be
                                       calculated and paid on the basis of  a
                                       360-day year of twelve 30-day months.

Acceptance and Rejection of Offers:    The Company shall have the sole right
                                       to accept offers to purchase Notes from
                                       the Company and may reject any  such
                                       offer in whole or in part.  Each Agent
                                       shall  communicate to the Company,
                                       orally or in writing,  each reasonable
                                       offer to purchase Notes from the
                                       Company received by it.  Each Agent
                                       shall have the right, in its discretion
                                       reasonably exercised, without notice to the Company, to reject any offer to purchase Notes through it in whole or in part.


Preparation of Pricing Supplement:     If any offer to purchase a Note is
                                       accepted by the  Company, the Company,
                                       with the approval of the Agent
                                       presenting the offer (the "Presenting
                                       Agent"), will prepare a Pricing
                                       Supplement reflecting the terms of such Note and file the Pricing Supplement relating to the Notes and the plan of distribution thereof with the Commission in accordance with Rule 424 under the Act and the provisions of Regulation
                                       S-T under the Act. The Presenting Agent will cause a Pricing Supplement and a Prospectus to be delivered to the purchaser of such Notes.

                         The Company shall have delivered a completed Pricing Supplement, via next day mail or telecopy to arrive no later than 11 a.m. on the Business Day following the trade date, to the Presenting Agent at the following address:

                         If Smith Barney is the Presenting Agent, to it at:

                         Smith Barney Inc.
                         388 Greenwich Street - 4th floor
                         New York, New York 10013
                         Attention: MTN Product
                                    Management/Origination - Mark R. Meyer
                         Telephone:       (212) 723-5123
                         Telecopy:        (212) 723-8854

                         With a copy to:

                         Smith Barney Inc.
                         388 Greenwich Street - 34th Floor
                         New York, New York 10013
                         Attention:     Legal Compliance -
                                        Adrienne Garofalo
                         Telephone:     (212) 816-7594
                         Telecopy:      (212) 816-7912

                         If PaineWebber Incorporated is the Presenting Agent, to it at:

                         PaineWebber Incorporated
                         c/o ADP - Prospectus - PaineWebber Incorporated 536 Broadhollow Road
                         Melville,
                         New York 11747
                         Attention:       Arnold Gibbs
                         Telephone:       (514) 254-7110

                         If A.G. Edwards in the Presenting Agent, to it at:

                         A.G. Edwards & Sons, Inc.
                         One North Jefferson
                         St. Louis, Missouri  63183
                         Attention: Mr. John Meiners
                         Telephone: (314) 289-5800
                         Telecopy:  (314) 289-5989

                         In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files) will be destroyed.

Settlement:              The receipt of immediately available funds by the
                         Company in payment for a Note and the
                         authentication and delivery of such Note shall, with respect to such Note, constitute "settlement." Offers accepted by the Company will be settled from one to three Business Days (hereinafter defined), or at a time as the purchaser, the Trustee and the Company shall agree, pursuant to the timetable for settlement set forth in Parts II and III hereof under "Settlement
                         Procedures" with respect to Book-Entry Notes and Certificated Notes, respectively. If procedures A and
                         B of the applicable Settlement Procedures with respect to a particular offer are not completed on or before the time set forth under the applicable
                         "Settlement Procedures Timetable," such offer shall not be settled until the Business Day following the completion of settlement procedures A and B or such later date as the purchaser and the Company shall agree.

                         In the event of a purchase of Notes by an Agent as principal, appropriate settlement details will be as agreed between such Agent and the Company pursuant to the applicable Terms Agreement.

Procedure for Changing   When a decision has been reached to change the
  Rates or Other         interest rate or any other variable term on any Notes
  Variable Terms:        being offered for sale, the Company will promptly
                         advise the Agents and the Agents will forthwith suspend solicitation of offers to purchase such Notes.
                         The Agents will telephone the Company with recommendations as to the changed interest rates or other variable terms. At such time as the Company advises the Agents of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes. Until such time only
                         "indications of interest" may be recorded. Immediately after acceptance by the Company of an offer to purchase at a new interest rate or new variable term, the Company, the Agents and the Trustee shall follow the procedures set forth under the applicable
                         "Settlement Procedures."




Suspension of            The Company may instruct the Agents to suspend
   Solicitation;         solicitation of purchases at any time.  Upon receipt
   Amendment or          of such instructions the Agents will promptly suspend
   Supplement:           solicitation of offers to purchase Notes, which, in
                         any event, shall not be later than the close of business on the day such instructions are received, from the Company until such time as the Company has advised it that solicitation of offers to purchase may be resumed. If the Company decides to amend the Registration Statement (including incorporating any documents by reference therein) or supplement any of such documents (other than to change rates or other variable terms), it will promptly furnish the Agents and their counsel with copies of the amendment
                         (including any document proposed to be incorporated by reference therein) or supplement. One copy of such filed document, along with a copy of the cover letter sent to the Commission, will be delivered or mailed to the Agents at the following addresses:

                         If Smith Barney is the Presenting Agent, to it at:

                         Smith Barney Inc.
                         388 Greenwich Street - 4th Floor
                         New York, New York 10013
                         Attention: MTN Product
                                    Management/Origination-Mark R. Meyer
                         Telephone:  (212) 723-5123
                         Telecopy:   (212) 723-8854

                         With a copy to:

                         Smith Barney Inc.
                         388 Greenwich Street - 34th Floor
                         New York, New York 10013
                         Attention: Legal Compliance -
                                    Adrienne Garofalo
                         Telephone:  (212) 816-7594
                         Telecopy:   (212) 816-7912

                         If to PaineWebber, to it at:

                         PaineWebber Incorporated
                         1285 Avenue of the Americas
                         New York, New York 10019
                         Attention: Utility Finance Group

                         If to A.G. Edwards, to it at:

                         A.G. Edwards & Sons, Inc.
                         One North Jefferson
                         St. Louis, Missouri 63103
                         Attention:     Mr. John Meiners

                         In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than to change interest rates or other variable terms) there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus:  A copy of the most recent Prospectus and
                         Pricing Supplement must accompany or precede the earlier of (a) the written confirmation of a sale sent to a customer or the agent of such customer, and (b) the delivery of Notes to a customer or the agent of such customer.


  Authenticity of        The Agents will have no obligations or
   Signatures:           liability to the Company or the Trustee in respect of
                         the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.


Documents Incorporated   The Company shall supply each Agent with an
 by Reference:           adequate supply of all documents incorporated by
                         reference in the Registration Statement that are reasonably requested by such Agent.

Business Day:            "Business Day" means any day, other than a
                         Saturday or Sunday, which is not a day on which banking institutions or trust companies in Chicago, Illinois or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on any Note are authorized or required by law, regulation or executive order to remain closed.

                    PART II:  PROCEDURES FOR NOTES ISSUED
                              IN BOOK-ENTRY FORM

        In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC, dated November 17, 1995, and a Medium-Term Note Certificate Agreement, dated December 29, 1989, between the Bank and DTC (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                       All Notes issued in book-entry form having the
                                same Original Issue Date, redemption
                                provisions, interest payment dates, interest rate, and Stated Maturity will be represented initially by a single global security in fully registered form without coupons (each a "Book-Entry Note").

                                Each Book-Entry Note will be dated and
                                issued as of the date of its authentication by the Trustee and shall also bear an Original Issue Date. Unless otherwise set forth in the Note, each Book-Entry Note will bear interest from (a) with respect to an original Book-Entry Note (or any portion thereof), its Original Issue Date and (b) with respect to any Book-Entry Note (or portion thereof) issued subsequently upon exchange of a Book-Entry Note or in lieu of a destroyed, lost or stolen Book-Entry Note, the most recent Interest Payment Date (defined therein) to which interest has been paid or duly provided for on the predecessor Book-Entry Note or Notes (or if no such payment or provision has been made, the Original Issue Date of the prdecessor
                                Book-Entry Note or Notes), regardless of the date of authentication of such subsequently issued Book-Entry Note. No Book-Entry Note shall represent any Note issued in certificated form.

Identification:                 The Company has arranged with the CUSIP
                                Service Bureau of Standard & Poor's Corporation
                                (the "CUSIP Service Bureau") for the
                                reservation of approximately 900 CUSIP numbers which have been reserved for and relating to Book-Entry Notes and the Company has delivered to the Trustee and DTC a written list of such CUSIP numbers. The Trustee will assign CUSIP numbers to Book-Entry Notes as described below under Settlement Procedure B. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Book-Entry Notes. The Trustee will notify the
                                Company at any time when fewer than 50 of the reserved CUSIP numbers remain unassigned to Book-Entry Notes, and, if it deems necessry, the Company will reserve additional CUSIP numbers for assignment to Book-Entry Notes.
                                Upon obtaining such additional CUSIP numbers, the Company will deliver a list of such additional numbers to the Trustee and DTC.


Registration:                   Each Book-Entry Note will be registered
                                in the name of Cede & Co., as nominee for DTC, on the register maintained by the Trustee under the Indenture. The beneficial owner of a Note issued in book-entry form (i.e., an owner of a beneficial interest in a Book-Entry Note) (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note issued in book-entry form, the, "Participants") to act as agent for such beneficial owner in connection with the book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note issued in book-entry form in the account of such Participants. The ownership interest of such beneficial owner in such Note issued in book-entry form will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                      Transfers of a Book-Entry Note will be
                                accomplished by book entries made by
                                DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Book-Entry Note.

Exchanges:                      The Trustee may deliver to DTC and the
                                CUSIP Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more Book-Entry Notes outstanding on such date that represent Book-Entry Notes having the same terms (other than Original Issue Dates) and for which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest
                                Payment Date for the related Notes issued in book-entry form, on which such Book-Entry Notes shall be exchanged for a single replacement
                                Book-Entry Note; and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Book-Entry Note. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Book-Entry Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Book-Entry Notes for a single Book-Entry Note bearing the new CUSIP number and the CUSIP numbers of the exchanged
                                Book-Entry Notes will, in accord with CUSIP
                                Service Bureau procedures, be canceled and not reassigned.

Denominations:                  Notes issued in book-entry form will be issued
                                in denominations of $1,000 and any
                                larger denomination which is an integral multiple of $1,000.

Interest:                       General.  Interest on each Note issued in
                                book-entry form will accrue from the
                                Original Issue Date of the Book-Entry Note representing such Note. Each payment of interest on a Note issued in book-entry form will include interest accrued through the day preceding, as the case may be, the Interest
                                Payment Date, or the earlier of the Stated
                                Maturity or the date of redemption, if any (the
                                "Maturity").  Interest payable at Maturity of a
                                Note issued in book-entry form will be payable to the Person to whom the principal of such
                                Note is payable. DTC will arrange for each pending deposit message described under
                                Settlement Procedure C below to be transmitted to Standard & Poor's, which will use the information in the message to include certain terms of the related Book-Entry Note in the appropriate daily bond report published by Standard & Poor's.

                               Regular Record Dates. The record date (the
                               "Regular Record Date") with respect to any Interest Payment Date for a Note shall be the fifteenth calendar day (whether or not a business day) preceding such Interest Payment Date.

                               Interest Payment Dates. Interest payments will be made on each Interest Payment Date commencing with the first Interest Payment Date following the Original Issue Date to the holders on the Regular Record Date preceding such Interest Payment Date; provided, however, the first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will occur on the second Interest Payment Date following the Original Issue Date.

                               Interest payments on Notes issued in book-entry form will be made semiannually as specified in each Note and the related Pricing Supplement and at Maturity unless such day is not a Business Day, in which case such payment will be made on the next Business Day.

Payments of Principal          Payments of Interest Only. Promptly after each
  and Interest:                Regular Record Date, the Trustee will deliver to
                               the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Book-Entry Note on the following
                               Interest Payment Date (other than an Interest
                               Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Book-Entry Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's. On such Interest Payment Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such total amount of interest due (other than at Maturity), at the times and in the manner set forth below under "Manner of Payment".

                               Payments at Maturity. On or about the first
                               Business Day of each month in which principal and/or interest is to be paid, the Trustee will deliver to the Company and DTC a written list of principal, interest and premium, if any, to be paid on each Book-Entry Note maturing either at Stated Maturity or, if applicable, on a redemption date in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal and interest payments with respect to a Book-Entry Note on or about the fifth Business Day preceding the Maturity of such Book-Entry Note. At such Maturity, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Note, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under "Manner of Payment." If any Maturity of a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of outstanding Book-Entry Notes as of the immediately preceding Business Day.

                                Manner of Payment.  The total amount of
                                any principal, premium, if any, and interest due on Book-Entry Notes on any Interest Payment Date or at Maturity shall be transferred by the Company to the Trustee to an account designated by the Trustee in funds available for use by the Trustee as of 9:30 a.m., New York City time, on such date. The Company will confirm such instructions in writing to the Trustee. Prior to 10:00 a.m. New York City time, on such date or as soon as possible thereafter, the Trustee will pay (but only from funds withdrawn from such account) by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Book-Entry Note on such date. Thereafter on such date, DTC will pay, in accordance with its SDFD operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Notes are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC of the principal of, or premium, if any, or interest on, the Book-Entry Notes to such Participants.


                                Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Settlement Procedures:          Settlement procedures with regard to each Note
                                in book-entry form sold by an Agent as
                                agent of the Company or as principal, will be as follows:

                                A. The Presenting Agent will advise the Company by telephone (confirmed in writing) or telecopy of the following Settlement information:

                                1.  Taxpayer identification number of the
                                    purchaser.

                                2.  Principal amount of the Note.

                                3.  Interest Rate.

                                4.  Interest Payment Dates.

                                5.  Price to public of the Note.

                                6.  Trade date.

                                7.  Settlement Date (Original Issue Date).

                                8.  Stated Maturity.

                                9.  Net proceeds to the Company.

                                10. Agent's commission.

                                11. Redemption provisions, if any.

                            B. The Company will advise the Trustee by telecopy of the above settlement information received from such Agent with respect to the Book-Entry Note representing such Note.

                            C. The Company will assign a CUSIP number to such Note and the Trustee will communicate to DTC through DTC's Participant Terminal System, a pending deposit message specifying the following settlement information, which will route such relevant information to such Agent, Standard & Poor's Corporation and Interactive Data Corporation:

                                1.  The information set forth in Settlement
                                    Procedure A.

                                2. Identification numbers of the participant accounts maintained by DTC on behalf of the Trustee and such Agent.

                                3.  Initial Interest Payment Date for such
                                    Note, number of days by which such date
                                    succeeds the related record dated for DTC purposes and, if then calculable, the amount of interest payable on such Interest Payment Date (which amount shall have been confirmed by the Trustee).

                                    4.  CUSIP number of the Book-Entry Note
                                        representing such Note.

                                    5.  Whether such Book-Entry Note represents
                                        any other Notes issued or to be issued
                                        in book-entry form.

                                D. The Trustee will complete a Book-Entry Note representing such Note in a form that has been approved by the Company, such Agent and the Trustee.

                                E.  The Trustee will authenticate the
                                    Book-Entry Note representing such Note.

                                F.  DTC will credit such Note to the
                                    participant account of the Trustee
                                    maintained by DTC.

                                G.  The Trustee will enter an SDFS deliver
                                    order through DTC's Participant Terminal
                                    System instructing DTC (i) to debit such Note to the Trustee's participant account and credit such Note to the participant account of such Agent maintained by DTC and (ii) to debit the settlement account of such Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less such Agent's commission. Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (i) the Book-Entry Note representing such Note has been issued and authenticated and (ii) the Trustee is holding such Book-Entry Note pursuant to the Medium-Term Note Certificate Agreement between the Trustee and DTC.

                                H. The Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant account of the Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent maintained by DTC, in an amount equal to the public offering price of such Note.

                                I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures G and H will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                                J.  Upon receipt of such funds, the Trustee
                                    will credit to an account of the Company identified to the Trustee funds available for late use in the amount transferred to the Trustee in accordance with Settlement Procedure G.

                                K.  Such Agent will confirm the purchase of
                                    such Note to the purchaser either by
                                    transmitting to the Participant with
                                    respect to such Note a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such purchaser.

Settlement Procedures           For orders of Notes accepted by the Company,
  Timetable:                    Settlement Procedures "A" through "K" set forth
                                above shall be completed as soon as
                                possible but not later than the respective times (New York City time) set forth below:

                                SETTLEMENT                   TIME
                                PROCEDURE

                                        A       11:00 a.m. on the trade date
                                        B       12:00 noon on the trade date
                                        C       2:00 p.m. on the trade date
                                        D       3:00 p.m. on the Business Day
                                                before Settlement Date
                                        E       9:00 a.m. on Settlement Date
                                        F       10:00 a.m. on Settlement Date
                                       G-H      2:00 p.m. on the Settlement
                                                Date
                                        I       4:45 p.m. on Settlement Date
                                       J-K      5:00 p.m. on Settlement Date

                                If a sale is to be settled more than
                                one Business Day after the trade date,
                                Settlement Procedures A, B, and C may,
                                if necessary, be completed at any time prior to the specified times on the first Business Day after such sale date. Settlement Procedure I is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                                If settlement of a Note issued in book
                                entry form is rescheduled or canceled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:              If the Trustee fails to enter an SDFS
                                deliver order with respect to a
                                Book-Entry Note issued in book-entry form pursuant to Settlement Procedure G, the Trustee shall deliver to DTC, through DTC's Participant
                                Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Book-Entry Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Notes represented by a Book-Entry Note, the Trustee will mark such Book-Entry Note "canceled," make appropriate entries in its records and send such canceled Book-Entry Note to the Company.
                                The CUSIP number assigned to such Book-Entry
                                Note shall, in accordance with CUSIP Service
                                Bureau procedures, be canceled and not
                                immediately reassigned. If withdrawal messages are processed with respect to a portion of the Notes represented by a Book-Entry Note, the Trustee will exchange such Book-Entry
                                Note for two Book-Entry Notes, one of which shall represent the Book-Entry Notes for which withdrawal messages are processed and shall be canceled immediately after issuance, and the other of which shall represent the other Notes previously represented by the surrendered
                                Book-Entry Note and shall bear the CUSIP number of the surrendered Book-Entry Note.

                                If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures G and H, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the Presenting Agent to perform its obligations hereunder or under the Distribution
                                Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

                                Notwithstanding the foregoing, upon any
                                failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Note that was to have been represented by a Book-Entry Security also representing other Notes, the Trustee will provide, in accordance with Settlement Procedures D and E, for the authentication and issuance of a Book-Entry Note representing such remaining Notes and will make appropriate entries in its records.


                                Nothing herein should be deemed to
                                require the Trustee to risk or expend its own funds in connection with any payment to the Company, or the Agents, or DTC, or any beneficial holder of Notes, it being understood by all parties that payments made by the Trustee shall be made solely to the extent that funds are provided to the Trustee for such purpose.

                    PART III: PROCEDURES FOR NOTES ISSUED
                             IN CERTIFICATED FORM


Denominations:                  The Notes will be issued in denominations of
                                $1,000 and integral multiples of $1,000 in excess thereof.

Interest:                       Each Note will bear interest in accordance
                                with its terms. Interest will begin to accrue on the Original Issue Date of a Note for the first interest period and on the most recent
                                Interest Payment Date to which interest
                                has been paid for all subsequent interest periods. Each payment of interest shall include interest accrued to, but excluding, the date of such payment. Interest payments in respect of Notes will be made semiannually as specified in each Note and the related Pricing Supplement and at Maturity. However, the first payment of interest on any Note issued between a Regular
                                Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date. The
                                Regular Record Date for any payment of interest shall be the fifteenth calendar day (whether or not a Business Day), prior to the applicable
                                Interest Payment Date. Interest at Maturity will be payable to the person to whom the principal is payable.

                                Nothing herein should be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, or the Agents, or DTC, or any holder of Notes, it being understood by all parties that payments made by the Trustee shall be made solely to the extent that funds are provided to the Trustee for such purpose.

Payments of Principal and
  Interest:                     Upon presentment and delivery of the Note, the
                                Trustee will pay the principal amount of each Note at Maturity and the final installment of interest in immediately available funds. All interest payments on a Note, other than interest due at Maturity, will be made by check drawn on the Trustee and mailed by the Trustee to the person entitled thereto as provided in the Note. Any payment of principal or interest required to be made of principal or interest required to be made on an Interest Payment Date or at Maturity of a Note which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at Maturity, as the case may be, and no interest shall accrue for the period from and after such Interest
                                Payment Date or Maturity.

                                The Trustee will provide to the Company
                                in each month prior to a month in which any Note or Notes mature, a list of the principal and interest to be paid on Notes maturing in the next succeeding month. The Trustee will be responsible for withholding taxes on interest paid as required by applicable law, but shall be relieved from any such responsibility if it acts in good faith and in reliance upon an opinion of counsel.

                                Notes presented to the Trustee at maturity for payment will be canceled and held by the Trustee.

Settlement Procedures:          Settlement Procedures with regard to each Note
                                purchased though an Agent, as agent, shall be as follows:

                                A.  The Presenting Agent will advise the
                                    Company by telephone (confirmed in writing) or telecopy of the following Settlement information with regard to each Note:

                                    1.  Exact name in which the Note is to be
                                        registered (the "Registered Owner").

                                    2.  Exact address or addresses
                                        of the Registered Owner for delivery,
                                        notices and payments of principal and
                                        interest.

                                    3.  Taxpayer identification number of
                                        the Registered Owner.

                                    4.  Principal amount of the Note.

                                    5.  Denomination of the Note.

                                    6.  Interest Rate.

                                    7.  Interest Payment Dates.

                                    8.  Price to public of the Note.

                                    9.  Trade date.

                                    10. Settlement date (Original Issue
                                        Date).

                                    11. Stated Maturity.

                                    12. Net proceeds to the Company.

                                    13. Agent's commission.

                                    14. Redemption provisions, if any.

                                B. The Company shall provide to the Trustee the above Settlement information received from such Agent and shall cause the Trustee to issue, authenticate and deliver Notes. The Company also shall provide to the Trustee and/or such Agent a copy of the applicable Price Supplement.


                                C.  With respect to each trade, the Trustee
                                    will deliver the Notes to such Agent at
                                    the following address:

                                If Smith Barney, to it at:

                                Smith Barney Inc.
                                388 Greenwich Street - 4th Floor
                                New York, New York  10013
                                Attention: MTN Product
                                  Management/Origination-Mark R. Meyer
                                Telephone:  (212) 723-5123
                                Telecopy:   (212) 723-8854

                                If to PaineWebber, to it at:

                                PaineWebber Incorporated
                                55 Water Street - 3rd Floor
                                New York, New York 10041
                                Telephone: (212) 558-2403

                                If to A.G. Edwards, to it at:

                                A.G. Edwards & Sons, Inc.
                                One North Jefferson
                                St. Louis, Missouri 63103
                                Attention: Mr. John Meiners
                                Telephone: (314) 289-5800
                                Telecopy:  (314) 289-5989

                                The Trustee will keep a copy of such
                                Note. Such Agent will acknowledge receipt of the Note through a broker's receipt and will keep a copy of such Note. Delivery of the Note will be made only against such acknowledgment of receipt. Upon determination that the Note has been authorized, delivered and completed as aforementioned, such Agent will wire the net proceeds of the Note after deduction of its applicable commission to the Company pursuant to standard wire instructions given by the Company.

                                D.  Such Agent will deliver the Note (with
                                    confirmations), as well as a copy of
                                    the Prospectus and the Pricing Supplement received from the Trustee to the purchaser against payment in immediately available funds.

                                E. The Trustee will send a copy of such Note to the Company.

Settlement Procedures           For offers accepted by the Company, Settlement
 Timetable:                     Procedures "A" through "E" set forth above
                                shall be completed on or before the
                                respective times set forth below:

                                SETTLEMENT           TIME
                                PROCEDURE

                                  A       5:00 p.m. on the trade date
                                  B       3:00 p.m. on the second Business
                                          Day prior to settlement
                                  C       2:15 p.m. on day of settlement
                                  D       3:00 p.m. on day of settlement
                                  E       5:00 p.m. on day of settlement

Failure to Settle:              In the event that a purchaser of a Note from
                                the Company shall either fail to accept
                                delivery of or make payment for a Note
                                on the date fixed for settlement, such
                                Agent will forthwith notify the Trustee and the Company by telephone, confirmed in writing, and return the Note to the Trustee. The Trustee, upon receipt of the Note from such Agent, will immediately advise the Company and the Company will prompty arrange to credit the account of such Agent in an amount of immediately available funds equal to the amount previously paid by such Agent in settlement for the Note.
                                Such credits will be made on the settlement date if possible, and in any event not later than the Business Day following the settlement date; provided that the Company has received notice on the same day. If such failure shall have occurred for any reason other than failure by such Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.
                                Immediately upon receipt of the Note in respect of which the failure occurred, the Trustee will cancel the Note, make appropriate entries in its records to reflect the fact that the Note was never issued, and accordingly notify in writing the Company.

                                                                       EXHIBIT B



                           UNITED CITIES GAS COMPANY
                                  ("COMPANY")


                          MEDIUM-TERM NOTES, SERIES A


                                TERMS AGREEMENT


                                                        __________________, 19__


To:      The Agent(s) identified herein


Dear Sirs/Madams:

         The undersigned agrees to sell to the Agent(s) named below for its account, on and subject to the terms and conditions of the Distribution Agreement, dated November 22, 1995, between the Company, Smith Barney Inc., PaineWebber Incorporated and A.G. Edwards & Sons, Inc. ("Distribution Agreement"), the following notes ("Offered Notes"), which are a tranche of the Company's Medium-Term Notes, Series A, on the following terms:

         ADDITIONAL DESIGNATION:  _________________.

         PRINCIPAL AMOUNT:  $___________.

         INTEREST:   __________% per annum, from _______________, 19__, payable semiannually on ___________ and ______________, commencing
________________, 19__, to holders of record on the preceding Regular Record
Date.

         MATURITY: ______________, ____.

         REDEMPTION: [None/Describe redemption terms, including Initial Redemption Date, Initial Redemption Percentage and Annual Redemption Percentage Reduction].

         SINKING FUND:  [None/Describe sinking fund provisions].

         LISTING:  [None/Designate exchange].

         STANDOFF PERIOD:  [None/Describe period].

         ADDITIONAL TERMS:

         [Describe additional terms, including any conversion rights.]

         PROCEEDS TO COMPANY: _________% of principal amount, plus accrued interest, if any, from ________________, 19__.

         Price to Public: _____% of principal amount, subject to change by the Underwriter.

         SETTLEMENT DATE:  ______ [A.M./P.M.] on _________________, 19__, at
the offices of [Chapman and Cutler], in immediately available (same day) funds.

         SETTLEMENT AND TRADING: [Book-Entry Only via DTC. The Offered Securities will trade in DTC's Same Day Funds Settlement System./Certificated securities.]

         NAME AND ADDRESS OF AGENT(S):

                          _______________________________
                          _______________________________
                          _______________________________

         ADDITIONAL DOCUMENTS TO BE DELIVERED AT THE CLOSING:

         [Describe certificates, opinions, comfort letters and other documents to be delivered at the closing].

         The provisions of the Distribution Agreement are incorporated herein by reference.

         For purposes of Section 8 of the Distribution Agreement, the only information furnished to the Company by the Agent(s) for use in the Prospectus consists of the following information in the pricing supplement related to the Offered Securities dated _______________, 19__: [(i) the last paragraph at the bottom of the pricing supplement cover page concerning the terms of the offering by the Underwriter, (ii) the legend concerning stabilizing on the front cover page of the pricing supplement, and (iii) the concession and reallowance figures appearing in the ____________ paragraph under the caption "Plan of Distribution" in the pricing supplement.]

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Agent(s) in accordance with its terms.

                                    Very truly yours,

                                    UNITED CITIES GAS COMPANY


                                    By:
                                       ----------------------
                                          [Name]
                                    Its:  [Title]



The foregoing Terms Agreement is hereby confirmed and accepted as of the date first above written.


-------------------------


By:
   ----------------------
      [Name]
Its:  [Title]

                                   SCHEDULE A

         As compensation for the services of the Agents hereunder, the Company shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                         PERCENT OF
MATURITY RANGES                                       PRINCIPAL AMOUNT
---------------                                       ----------------
From 9 months but less than 1 year.............             .125

From 1 year but less than 18 months............             .150

From 18 months but less than 2 years...........             .200

From 2 years but less than 3 years.............             .250

From 3 years but less than 4 years.............             .350

From 4 years but less than 5 years.............             .450

From 5 years but less than 6 years.............             .500

From 6 years but less than 7 years.............             .550

From 7 years but less than 10 years............             .600

From 10 years but less than 15 years...........             .625

From 15 years but less than 20 years...........             .700

From 20 years to less than 30 years............             .750